UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 4, 2008
ReGen Biologics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-20805	23-2476415

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

411 Hackensack Avenue Hackensack, NJ	07601

(Address of principal executive offices)	(Zip Code)
(201) 651-5140
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.
          ReGen Biologics, Inc. (OTC: RGBO) (the “Registrant”) entered into a Subscription Agreement, dated December 4, 2008 (the “Subscription Agreement”), among the Registrant and several investors named therein for the private placement of an aggregate principal amount of less than $500,000 of the Registrant’s unsecured convertible notes (the “Notes”). Under the terms of the financing, the Company sold $499,400 aggregate principal amount of the Notes, which accrue interest at an annual rate of 8% and become due and payable on July 24, 2009. At the option of the holders, the Notes may be converted into the Company’s Common Stock, par value $0.01 per share (“Common Stock”) at a price of $3.00 per share. In connection with the financing, the Company issued five year warrants equal to 25% of the shares into which the Notes may convert for up to approximately 41,628 shares of Common Stock, exercisable at a price of $0.20 per share.
          The conversion rate of the Notes is subject to the anti-dilution rights of the holders. The Company has agreed to register the Common Stock into which the Notes and the warrants will convert on one or more registration statements to be filed with the Securities and Exchange Commission upon request by the investors.
Item 3.02. Unregistered Sales of Equity Securities.
          The information contained above in Item 1.01 is hereby incorporated by reference. The issuance of the Notes and the warrants was not registered, in reliance on Section 4(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder, because both were only offered to accredited investors.
Item 7.01. Regulation FD Disclosure.
          On December 8, 2008, the Company issued a press release relating to the private placement, which release is attached hereto as Exhibit 99.1. The press release is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”) or otherwise subject to the liabilities of such section, nor shall such information be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements And Exhibits.
(d) Exhibits
10.1	Form of Subscription Agreement by and among ReGen Biologics, Inc. and the Investors named therein, dated as of December 4, 2008.

10.2	Form of 8.00% Unsecured Convertible Note of ReGen Biologics, Inc., dated December 4, 2008.

10.3	Form of Warrant Certificate by and between ReGen Biologics, Inc. and the Individuals named therein, dated December 4, 2008.

99.1	Press Release of ReGen Biologics, Inc., dated December 8, 2008.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGEN BIOLOGICS, INC.
By:	/s/ Brion D. Umidi
	Name:	Brion D. Umidi
	Title:	Senior Vice President and Chief Financial Officer
Dated: December 5, 2008

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Subscription Agreement by and among ReGen Biologics, Inc. and the Investors named therein, dated as of December 4, 2008.

10.2	Form of 8.00% Unsecured Convertible Note of ReGen Biologics, Inc., dated December 4, 2008.

10.3	Form of Warrant Certificate by and between ReGen Biologics, Inc. and the Individuals named therein, dated December 4, 2008.

99.1	Press Release, dated December 8, 2008.